Exhibit 99.1

Media contact:	Charles Keller 612-678-7786 charles.r.keller@ampf.com

Stockholder Contact:	Chris Moran 617-218-3864 christopher.m.moran@ampf.com

TRI-CONTINENTAL CORPORATION (NYSE: TY) ANNOUNCES

REPURCHASE PRICE AND LIST OF DISTRIBUTABLE ASSETS IN

CONNECTION WITH IN-KIND TENDER OFFER

NEW YORK, NY, December 12, 2008 — Tri-Continental Corporation (the “Corporation”) (NYSE: TY) today announced that, in accordance with its in-kind tender offer (the “In-Kind Offer”) to repurchase up to 36,308,589 of its shares of common stock, representing approximately 35% of its issued and outstanding shares (“Common Stock”), which expired at 5 p.m. on Thursday, December 11, 2008, the Corporation has accepted 25,633,247 properly tendered shares, representing approximately 24.4% of the Corporation’s Common Stock outstanding, at a price per share of $10.98 (the “Repurchase Price”), which is equal to 99.25% of the net asset value per share of Common Stock as of the close of the regular trading session of the New York Stock Exchange on December 12, 2008. The shares of Common Stock accepted represented 100% of the shares properly tendered in the In-Kind Offer. The total value of assets of the Corporation to be distributed in payment for such properly tendered shares of Common Stock accepted in the In-Kind Offer based on the Repurchase Price is $281,453,052.

Attached hereto as Exhibit A is a description of the distributable assets as of December 12, 2008 that stockholders who chose to participate in the In-Kind Offer will receive. The market value and percentage of the Corporation’s total distributable assets represented by each of the distributable assets listed below may decrease or increase before the actual receipt by stockholders of the distributable assets. The Corporation expects to deliver the distributable assets on December 18, 2008 to brokers whose customers tendered shares in the In-Kind Offer through the Depository Trust & Clearing Corporation (“DTCC”). All securities to be distributed to tendering stockholders will be rounded down to the next full share. The Corporation will distribute cash in lieu of any fractional share of a security that is not distributed due to rounding in this manner.

The Corporation made the In-Kind Offer in connection with a settlement agreement, dated as of August 19, 2008, between the Corporation and a stockholder group, including Western Investment LLC.

The In-Kind Offer referred to in this announcement was made only by the offer to repurchase filed with the Securities and Exchange Commission.

The Corporation is one of the nation’s largest, diversified, publicly traded closed-end equity investment companies and has paid dividends for 64 consecutive years. Effective November 7, 2008, the Corporation is managed by RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, Inc. Prior to then, the Corporation was managed by J. & W. Seligman & Co. Incorporated. Seligman Advisors, Inc. is the principal underwriter of the Seligman mutual funds.

The net asset value of shares may not always correspond to the market price of such shares. Common Stock of many closed-end funds frequently trade at a discount from their net asset value. The Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Corporation.

You should consider the investment objectives, risks, charges, and expenses of the Corporation carefully before investing. A prospectus containing information about the Corporation (including its investment objectives, risks, charges, expenses, and other information about the Corporation) may be obtained by contacting your financial advisor or Seligman Advisors, Inc. at 800-221-2783. The prospectus should be read carefully before investing in the Corporation.

There is no guarantee that the Corporation’s investment goals/objectives will be met, and you could lose money.

This press release shall not constitute an offer to sell or a solicitation to buy, nor or a prospectus, circular or representation intended for use in the purchase or sale of Corporation shares, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
NOT A DEPOSIT	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

EXHIBIT A

Tri-Continental Corporation

List of Assets Distributable in In-Kind Tender Offer

		% Distributable Assets
CUSIP/Security ID	Security Name	as of December 12, 2008

88579Y101	3M COMPANY	0.51%
000375204	ABB LTD.	0.40%
002824100	ABBOTT LABORATORIES	1.58%
002896207	ABERCROMBIE + FITCH CO.	0.79%
00507V109	ACTIVISION BLIZZARD INC.	1.20%
00130H105	AES CORPORATION	0.41%
013817101	ALCOA INC.	0.45%
02209S103	ALTRIA GROUP, INC.	0.88%
025816109	AMERICAN EXPRESS COMPANY	0.70%
031162100	AMGEN INC.	0.94%
032654105	ANALOG DEVICES INC.	0.39%
037833100	APPLE INC.	0.91%
00206R102	AT+T INC.	2.43%
057224107	BAKER HUGHES INCORPORATED	0.28%
060505104	BANK OF AMERICA CORPORATION	1.60%
064058100	BANK OF NEW YORK MELLON CORPORATION	0.71%
067901108	BARRICK GOLD CORPORATION	0.58%
071813109	BAXTER INTERNATIONAL INC.	0.59%
055921100	BMC SOFTWARE INC.	0.58%
097023105	BOEING COMPANY	0.45%
110122108	BRISTOL-MYERS SQUIBB COMPANY	1.28%
156708109	CEPHALON, INC.	0.99%
165167107	CHESAPEAKE ENERGY CORPORATION	0.55%
166764100	CHEVRON CORPORATION	2.69%
125509109	CIGNA CORPORATION	0.51%
17275R102	CISCO SYSTEMS, INC.	1.08%
125581108	CIT GROUP INC.	0.47%
172967101	CITIGROUP INC.	0.45%
20030N101	COMCAST CORPORATION (CLASS A)	0.76%
205862402	COMVERSE TECHNOLOGY, INC.	1.11%
20825C104	CONOCOPHILLIPS	1.45%
81369Y407	CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND	1.76%
126650100	CVS CAREMARK CORPORATION	0.95%
244199105	DEERE & COMPANY	0.27%
247361702	DELTA AIR LINES, INC.	2.43%
28336L109	EL PASO CORPORATION	0.68%
30161N101	EXELON CORPORATION	0.96%
302182100	EXPRESS SCRIPTS, INC.	0.61%
30225X103	EXTERRAN HOLDINGS INC.	0.25%
30231G102	EXXON MOBIL CORPORATION	5.19%
81369Y605	FINANCIAL SELECT SECTOR SPDR FUND	1.65%
345838106	FOREST LABORATORIES, INC.	0.92%
34958B106	FORTRESS INVESTMENT GROUP LLC (CLASS A)	0.16%
G36535139	FOSTER WHEELER LTD.	0.35%
35671D857	FREEPORT-MCMORAN COPPER & GOLD, INC. (CLASS B)	0.36%
35906A108	FRONTIER COMMUNICATIONS COMPANY	0.70%
369604103	GENERAL ELECTRIC COMPANY	2.13%
38259P508	GOOGLE INC. (CLASS A)	1.39%
406216101	HALLIBURTON COMPANY	0.38%
416515104	HARTFORD FINANCIAL SERVICES GROUP, INC.	0.27%
42222G108	HEALTH NET INC.	0.36%
428236103	HEWLETT-PACKARD COMPANY	1.29%
436440101	HOLOGIC INC.	0.58%
438516106	HONEYWELL INTERNATIONAL INC.	0.93%
458140100	INTEL CORPORATION	1.20%
47102X105	JANUS CAPITAL GROUP INC.	0.24%
46625H100	JPMORGAN CHASE & CO.	2.09%
500255104	KOHL’S CORPORATION	0.94%
55611C108	MACROVISION SOLUTIONS CORPORATION	1.44%
G5876H105	MARVELL TECHNOLOGY GROUP LTD.	1.39%
589331107	MERCK & CO., INC.	0.66%
59156R108	METLIFE, INC.	0.79%
594918104	MICROSOFT CORPORATION	2.40%
617446448	MORGAN STANLEY	0.44%
628530107	MYLAN LABORATORIES INC.	1.27%
62913F201	NII HOLDINGS, INC.	0.27%
G65422100	NOBLE CORPORATION	0.39%
654902204	NOKIA CORPORATION (ADR)	0.92%
670346105	NUCOR CORPORATION	0.37%
674599105	OCCIDENTAL PETROLEUM CORPORATION	0.66%
67622P101	OFFICEMAX INCORPORATED	0.42%
68389X105	ORACLE CORPORATION	1.27%
717081103	PFIZER INC.	1.89%
718172109	PHILIP MORRIS INTERNATIONAL INC.	1.89%
742718109	PROCTER AND GAMBLE COMPANY	1.86%
744320102	PRUDENTIAL FINANCIAL, INC.	0.40%
744573106	PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED	1.31%
747525103	QUALCOMM INC.	1.42%
749121109	QWEST COMMUNICATIONS INTERNATIONAL INC.	0.98%
755111507	RAYTHEON COMPANY	1.11%
767754104	RITE AID CORPORATION	0.59%
805423308	SAVVIS, INC.	0.69%
806605101	SCHERING-PLOUGH CORPORATION	1.76%
806857108	SCHLUMBERGER LIMITED	0.55%
817315104	SEPRACOR INC.	0.55%
832727101	SMURFIT-STONE CONTAINER COMPANY	0.15%
78462F103	SPDR TRUST SERIES 1	1.56%
857477103	STATE STREET CORPORATION	0.41%
87612E106	TARGET CORPORATION	0.56%
G90073100	TRANSOCEAN INC.	0.45%
87311L104	TW TELECOM INC.	0.30%
902549807	UAL CORPORATION	0.39%
911312106	UNITED PARCEL SERVICE INC. (CLASS B)	1.35%
913017109	UNITED TECHNOLOGIES CORPORATION	0.72%
91324P102	UNITEDHEALTH GROUP INCORPORATED	0.57%
91913Y100	VALERO ENERGY CORPORATION	0.45%
929903102	WACHOVIA CORPORATION	0.27%
949746101	WELLS FARGO & COMPANY	0.75%
983024100	WYETH	1.93%
98385X106	XTO ENERGY INC.	0.67%
984332106	YAHOO!, INC.	1.34%
98956P102	ZIMMER HOLDINGS, INC.	0.31%
	U.S. DOLLARS	3.40%

		100.00%